Exhibit 10.5

LOCK-UP AGREEMENT

[●], 2019

ChaSerg Technology Acquisition Corp.
533 Airport Blvd, Suite 400

Burlingame, CA 94010

Ladies and Gentlemen:

The undersigned signatory of this lock-up agreement (this “Letter Agreement”) understands that ChaSerg Technology Acquisition Corp., a Delaware corporation (“ChaSerg”), is entering into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), dated as of the date hereof, with CS Merger Sub 1 Inc., a California corporation and a wholly-owned subsidiary of ChaSerg (“Merger Sub 1”), CS Merger Sub 2 LLC, a Delaware limited liability company and a wholly-owned subsidiary of ChaSerg (“Merger Sub 2”), Grid Dynamics International, Inc., a California corporation (the “Company”), and Automated Systems Holdings Limited, a company incorporated in Bermuda with limited liability, pursuant to which, among other things, (i) Merger Sub 1 will merge with and into the Company, with the Company continuing as the initial surviving entity (the “Initial Merger”), and (ii) the Company will then merge with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity (the “Second Step Merger” and, together with the Initial Merger, the “Mergers”) and a wholly-owned subsidiary of ChaSerg, upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the CGCL, the DGCL and the DLLCA. Capitalized terms used and not otherwise defined in this Letter Agreement shall have the meanings ascribed to such terms in the Merger Agreement.

As a material inducement to the parties to enter into the Merger Agreement and to consummate the Mergers and the other transactions contemplated by the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees that, subject to the exceptions set forth herein, without the prior written consent of ChaSerg, the undersigned will not Transfer (as defined below) any of the Undersigned’s Shares (as defined below) during the period commencing upon the Effective Time and ending on the date that is the earlier of (A) one year after the Effective Time or (B) subsequent to the Effective Time, (x) the date on which the last sale price of ChaSerg’s common stock, par value $0.0001 per share (the “ChaSerg Common Stock”), equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Effective Time or (y) the date on which ChaSerg completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of ChaSerg’s stockholders having the right to exchange their shares of ChaSerg Common Stock for cash, securities or other property (the “Lock-up Period”). As used herein, (i) the “Undersigned’s Shares” shall mean any ChaSerg Common Stock or any securities convertible, exercisable or exchangeable for ChaSerg Common Stock, including without limitation (a) ChaSerg Common Stock or such other securities of ChaSerg which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”), (b) securities of ChaSerg which may be issued upon exercise of a stock option, warrant or convertible security and (c) ChaSerg Common Stock or such other securities of ChaSerg to be issued to the undersigned pursuant to the Merger Agreement, in each case that are currently or hereafter owned of record or beneficially by the undersigned, other than shares of ChaSerg Common Stock acquired on the open market following the Effective Time; and (ii) “Transfer” shall mean the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any of the Undersigned’s Shares, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Undersigned’s Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

Notwithstanding the restrictions set forth in the preceding paragraph, Transfers of the Undersigned’s Shares, are permitted (a) if the undersigned is a corporation, partnership or other business entity, to any affiliate of the undersigned; (b) if the undersigned is a natural person, by gift to a member of the undersigned’s immediate family or to a trust, the beneficiary of which is a member of the undersigned’s immediate family, an affiliate of such individual or to a charitable organization; (c) if the undersigned is a natural person, by virtue of laws of descent and distribution upon death of the undersigned; (d) if the undersigned is a natural person, pursuant to a qualified domestic relations order; or (e) if the undersigned is a corporation, partnership or other business entity, to a member of the undersigned’s executive team, staff or consultant team, or a member of the undersigned’s affiliate’s executive team, staff or consultant team; provided, however, that in the case of clauses (a) through (e), these permitted transferees must enter into a written agreement with ChaSerg agreeing to be bound by the transfer restrictions herein.

The undersigned hereby represents and warrants that the undersigned has full right and power, without violating any agreement to which it is bound, to enter into this Letter Agreement.

This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto. Notwithstanding the foregoing, the board of directors of ChaSerg may waive the restrictions contained in this Letter Agreement in its sole discretion.

No party hereto may assign either this Letter Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on the undersigned and its successors, heirs and assigns and permitted transferees.

Nothing in this Letter Agreement shall be construed to confer upon, or give to, any person or corporation other than the parties hereto any right, remedy or claim under or by reason of this Letter Agreement or of any covenant, condition, stipulation, promise or agreement hereof. All covenants, conditions, stipulations, promises and agreements contained in this Letter Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors, heirs, personal representatives and assigns and permitted transferees.

This Letter Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

This Letter Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Letter Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Letter Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Letter Agreement shall be brought and enforced in the courts of New York City, in the State of New York, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

Any notice, consent or request to be given in connection with any of the terms or provisions of this Letter Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile transmission.

This Letter Agreement shall automatically terminate on the earlier of (i) the expiration of the Lock-up Period or (ii) if the Merger Agreement is terminated for any reason, upon the date of such termination.

[Signature Page Follows]

Sincerely,

[COMPANY SHAREHOLDER]

By:
Name:
Title:

[Signature Page to Company Lock-Up Agreement]

Acknowledged and Agreed:

Chaserg Technology Acquisition Corp.

By:
Name:
Title:

[Signature Page to Company Lock-Up Agreement]